EXHIBIT 99.3

                             Charming Shoppes, Inc.

                              Strategic Acquisition
                                       of
                             Crosstown\Traders, Inc.

                                  May 20, 2005
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                           Forward-Looking Statements

 This presentation and today's conference call contains certain forward-looking statements concerning the Company's proposed acquisition of Crosstown Traders,
      Inc. and its operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to complete the acquisition of Crosstown Traders, Inc. or the related financing arrangements, or to successfully integrate its operations with Charming Shoppes, Inc., the failure to implement the Company's business plan for increased profitability and growth in the plus-size women's apparel business, the failure to successfully implement the Company's business plan for Crosstown Traders, Inc., changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow to the Company's retail stores from its centralized distribution facilities, competitive pressures, and the adverse effects of acts or threats of war, terrorism, or other armed conflict on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on
 Form 10-K for the fiscal year ended January 29, 2005 and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

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                              Presentation Outline

o    Strategic Rationale

o    Crosstown Traders, Inc.

o    Transaction Overview

o    Operating Plan And Growth Opportunity

o    Summary

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                               Strategic Rationale
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                        Growth Strategy - Infrastructure

o    A major step in Charming Shoppes' long-term growth strategy

o Enables Charming Shoppes to enter a new sales channel to quickly and meaningfully advance our strategy for growth as a multi-channel retailer

o This is key in our preparation for the launch of our own catalog for the Lane Bryant brand in October 2007, when the Lane Bryant catalog trademark reverts to us

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                        Growth Strategy - Infrastructure

o    Maximizes the catalog potential of Charming Shoppes' existing retail brands

     - Charming Shoppes gains strong direct-to-consumer expertise through Crosstown Traders

     - The transaction provides Charming Shoppes with a complete and scalable infrastructure to support planned expansion in both the catalog and e-commerce direct-to-consumer channels

o Crosstown's operations include three DCs and an 850-seat call center network, supported by its integrated systems platforms

o Crosstown Traders' infrastructure is complementary to Charming's, and will support significant growth of the combined company

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                           Growth Strategy - Financial

o    Crosstown Traders is a strong and profitable company

o Its operating margins are strong and are expected to enhance Charming Shoppes' consolidated margins and earnings

o The acquisition affords Charming Shoppes the opportunity to immediately and profitably expand both its revenue and customer base, adding approximately $460 million in annual revenue with a customer base of nearly 4 million households

o The acquisition is expected to be accretive to EPS during the current fiscal year

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                            Marketing/Customer Focus

o Charming Shoppes gains strong direct-to-consumer expertise through Crosstown Traders

o Charming Shoppes' customer database of 29 million customer names provides significant cross-selling opportunities for Crosstown Traders

o    Charming Shoppes can leverage its expertise in proprietary credit

o Both companies serve a similar demographic with a complementary product assortment

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                         Catalog Represents Key Channel

o    Second largest channel in apparel sector

     -    The only channel in which Charming Shoppes does not participate

o    Multi-channel customers have a greater annual spend

o    Important channel for plus-size and extended-size customers

     - Accounts for approximately 6.9% of large size women's apparel sales, compared to 3.9% of misses size apparel sales.

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                                    Synergies

o Charming Shoppes' expertise in proprietary credit, customer database of 29 million customer names, and the ability to leverage expertise in direct sourcing will be important assets to Crosstown Traders

o    Anticipated cost synergies:

     -    Gross margin improvement through direct sourcing of Crosstown apparel

     - Logistics efficiencies from addition of Crosstown's distribution and call centers

     -    Credit operations

     - Other operating efficiencies and economies of scale (e.g., paper and printing)

o Catalog start-up costs (and investment) associated with an alternate strategy are avoided

o Few other direct marketing companies would offer the same degree of synergies with Charming Shoppes

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                             Crosstown Traders, Inc.
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                             Crosstown Traders, Inc.

o Crosstown Traders is a leading U.S. apparel and specialty catalog retailer with expertise in direct marketing

     -    Approximately $460 million in annual revenue in 2004

     - Revenues derived primarily from women's apparel, footwear and accessories

     -    40% of apparel sales from plus-size apparel

     -    4 million active customers

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                             Crosstown Traders, Inc.

o    Operates 2 catalog divisions (apparel and gifts) with 11 titles

     o    10 apparel catalogs:

          -    Old Pueblo Traders            Regalia

          -    Coward Shoe                   Intimate Appeal

          -    Bedford Fair Lifestyles       Bedford Fair Shoestyles

          -    Willow Ridge                  Lew Magram

          -    Brownstone Studio             Monterey Bay

     o    Food and gift catalogs under the name Figi's

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                                     Apparel

                           (Images of catalog covers)
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                                      Gifts

                           (Images of gift selections)
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                            Crosstown Traders, Inc.,

o    Steve Lightman, President, has been with the Company for over 22 years

o Headquartered in Tucson, AZ, with offices in Phoenix, AZ, Greenwich, CT; Carlsbad, CA, Wilmington, NC, and several sites in central Wisconsin

o Crosstown Traders offers proprietary credit products to its customer base, and direct-to-consumer shopping channels of both catalog and e-commerce

o    3 distribution centers and 850 call center seats

o    1,400 full time and 2,000 seasonal employees

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                              Transaction Overview
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                              Transaction Overview

o Charming Shoppes is purchasing Crosstown Traders, Inc. from JP Morgan Partners, the private equity arm of JP Morgan Chase & Co.

o Charming Shoppes will pay approximately $218 million in cash for Crosstown Traders, plus the assumption of Crosstown Traders' debt

o In conjunction with the closing of the transaction, Charming Shoppes plans to securitize a substantial portion of Crosstown's accounts receivable

     - The proceeds from the securitization are expected to approximate the amount of Crosstown Traders' indebtedness, which will be retired at closing

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                              Transaction Overview

o The transaction will be financed with existing cash and borrowings under Charming Shoppes' revolving credit facility

o Subject to regulatory approval and certain closing conditions, the transaction should be completed during the second quarter of the current fiscal year

o The purchase price represents approximately 6 - 7x Crosstown Traders' expected current year EBITDA

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                               Operating Plan and
                               Growth Opportunity
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                      Operating Plan and Growth Opportunity

o Charming Shoppes plans to continue to operate Crosstown Traders as a separate entity, headquartered in Tucson, AZ

o    Crosstown's senior management team will continue to lead the Company

     -    Team is fully staffed and has proven operating skills

o    Synergies will add to profitability of the combined company

     - Expense leverage, Charming Shoppes' sourcing capabilities, the use of Charming Shoppes' extensive customer database, and knowledge sharing will contribute to improved operating efficiencies

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                                     Summary
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                                     Summary

o    The acquisition transforms Charming Shoppes into a multi-channel retailer

o    Immediately accretive to EPS

o Allows Charming Shoppes to immediately expand its revenue base, customer base and profitability

     -    Adds approximately $460 million in annual revenue

o The transaction provides the platform to operate our Lane Bryant catalog business, following the reversion of catalog trademark rights in 2007

o Complete and scalable infrastructure to support planned expansion in both the catalog and e-commerce direct-to-consumer channels


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                             Charming Shoppes, Inc.

                              Strategic Acquisition
                                       of
                             Crosstown\Traders, Inc.

                                  May 20, 2005
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